UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 28, 2006

Blackboard Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50784	52-2081178
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1899 L Street NW, 5th Floor, Washington, District of Columbia		20036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:
202-463-4860

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On February 28, 2006, the Registrant completed its merger (“the Merger”) with WebCT Inc. (“WebCT”), pursuant to the Agreement and Plan of Merger, dated as of October 12, 2005, by and among the Registrant, College Acquisition Sub, Inc., a wholly owned subsidiary of the Registrant and WebCT. On February 28, 2006, the Registrant filed a Current Report on Form 8-K (the “Current Report”) to report the Merger. The purpose of this Amendment No. 1 to the Current Report is to file the financial statements and pro forma information required by Item 9.01.

The Registrant hereby amends Item 9.01 of the Current Report to read in its entirety as follows:

Item 9.01 Financial Statements and Exhibits.

(a)	Consolidated Financial Statements of Businesses Acquired

The following financial statements are attached hereto as Exhibit 99.2:

Report of Independent Auditors
Consolidated Balance Sheets as of December 31, 2004 and December 31, 2005
Consolidated Statements of Operations for each of the three years ended December 31, 2005
Consolidated Statements of Redeemable Convertible Preferred Stock and Stockholders’ Deficit for each of the three years ended December 31, 2005
Consolidated Statements of Cash Flows for each of the three years ended December 31, 2005
Notes to the Consolidated Financial Statements

(b)	Pro Forma Unaudited Financial Information

The following pro forma financial information is attached hereto as Exhibit 99.3:

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2005
Unaudited Pro Forma Consolidated Statement of Operations for the year ended
December 31, 2005
Notes to Unaudited Pro Forma Consolidated Financial Statements

(d)	Exhibits

2.1	(1)	Agreement and Plan of Merger, dated as of October 12, 2005, by and among the Registrant, WebCT, Inc. and College Acquisition Sub, Inc.
23.1		Consent of Independent Accountants
99.1	*	Press release issued by Registrant, dated February 28, 2006
99.2		Financial statements listed in Item 9.01(a)
99.3		Pro forma financial information listed in Item 9.01(b)

(1)	Incorporated by reference from Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on October 12, 2005 (File No. 000-50784).

*	Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blackboard Inc.

By:	/s/ Peter Q. Repetti
Name: Peter Q. Repetti
Title: Chief Financial Officer

May 9, 2006